May 10, 2023

BNY MELLON ETF TRUST

BNY Mellon Global Infrastructure Income ETF

BNY Mellon Women's Opportunities ETF

BNY Mellon Innovators ETF

Supplement to Current Prospectus

Effective on or about May 31, 2023, the following information supplements the information in the section "Fund Details – Management" in each fund’s prospectus:

Newton Investment Management North America, LLC (NIMNA), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIMNA and NIM will be available in the fund's next shareholder report.

ETF3S0523